ZACKS SMALL-CAP CORE FUND (ZSCCX)
A series of the Investment Managers Series Trust

Supplement dated December 20, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information dated April 1, 2013

Notice to Existing and Prospective Shareholders of Zacks Small-Cap Core Fund

Effective immediately, the shares of the Fund described in the Summary Prospectus, Prospectus and Statement of Additional Information are designated as “Investor Class.”

Please file this Supplement with your records.